UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Ivy High Income Opportunities Fund

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IVY HIGH INCOME OPPORTUNITIES FUND (NYSE: IVH)

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on July 31, 2014

Notice is hereby given to the shareholders of Ivy High Income Opportunities Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202 on July 31, 2014 at 10:00 A.M. (local time). The Annual Meeting is being held for the following purposes:

1. To elect the Class I Trustee nominees named in the accompanying proxy statement, Messrs. James D. Gressett, Joseph Harroz, Jr. and Glendon E. Johnson, Jr., to hold office until the Fund’s 2017 annual meeting or until their respective successors are elected and duly qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND (THE “BOARD”), INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEES NAMED IN THE ACCOMPANYING PROXY STATEMENT FOR THE FUND.

The Board has fixed the close of business on June 20, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be voted at the Annual Meeting. If you are unable to attend the Annual Meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy card and returning it in the accompanying envelope as promptly as possible.

By order of the Board,

Mara D. Herrington,

Vice President and Secretary

Overland Park, Kansas

June 27, 2014

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE

ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF A FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF A FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

IVY HIGH INCOME OPPORTUNITIES FUND

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 31, 2014

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of Ivy High Income Opportunities Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 31, 2014, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 A.M. (local time).

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 1-800-777-6472.

The Notice of Annual Meeting, the proxy and this Proxy Statement are first being mailed to the Fund’s shareholders on or about June 30, 2014.

Stockholders of record or beneficial owners as of the record date may obtain a free copy of the Annual Report for the fiscal year ended September 30, 2013 and the Semi-Annual Report for the period ended March 31, 2014, which have previously been mailed to shareholders, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the internet at www.ivyfunds.com.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Fund are being asked to elect the Class I Trustee nominees named in this Proxy Statement, Messrs. James D. Gressett, Joseph Harroz, Jr. and Glendon E. Johnson, Jr., to hold office until the Fund’s 2017 annual meeting or until their respective successors are elected and duly qualified.

•	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on July 31, 2014, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

•	How many votes are required to elect a Trustee nominee?

The election of Trustees requires the affirmative vote of a plurality of votes case by the shareholders at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present. This means that the three Class I Trustee nominees receiving the most votes will be elected. For purposes of this vote, a vote to abstain or withholding your vote (or a direction to a broker or other nominee to do so) and a broker non-vote (which occurs when a broker has not received directions from shareholders and does not have discretionary authority to vote the shareholders’ shares)) are both not counted as votes cast, and therefore, will have no effect on the outcome of the election of Trustees.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” the Trustee nominees named in this Proxy Statement for the Fund.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund, its investment strategies and operations and the investment adviser of the Fund. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 20, 2014, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Shareholders on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share held. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Fund.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to the Fund, shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy. If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold the Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on June 20, 2014, the Fund had 16,567,087.602 common shares outstanding.

Proposal #1: Election of the Trustees

The rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect the Class I Trustee nominees named in this Proxy Statement, Messrs. James D. Gressett, Joseph Harroz, Jr. and Glendon E. Johnson, Jr., to hold office until the Fund’s 2017 annual meeting or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees*	Class II Trustees**	Class III Trustees***
James D. Gressett	Michael G. Smith	Jarold W. Boettcher
Joseph Harroz, Jr.	Edward M. Tighe	Eleanor B. Schwartz
Glendon E. Johnson, Jr.	Henry J. Herrmann

*	The Class I Trustees are standing for election at the Annual Meeting.
**	It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2015 annual meeting of shareholders.
***	It is currently anticipated that the Class III Trustees will next stand for election at the Fund’s 2016 annual meeting of shareholders.

Each Trustee nominee, if elected at the Annual Meeting, will hold office for a term in accordance with his respective class or until his respective successor shall have been elected and duly qualified. The other Trustees of the Fund will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of the Fund if elected at the Annual Meeting. If, however, a designated Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee or nominees as the Fund’s Governance Committee may select.

Certain information concerning the Trustees and the officers of the Fund is set forth in the table below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Ivy Investment Management Company (“IICO”), a wholly owned subsidiary of Waddell & Reed Financial Inc. (“WDR”), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and Trustee Nominees

The Fund is governed by the Board of Trustees (the Board). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations. The Trustees of the Fund are also trustees of 34 portfolios within the Ivy Funds (the “Ivy Trust”), an open-end management investment company. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Fund, the Ivy Trust and the “Advisors Fund Complex” (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios). Jarold W. Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of the Waddell & Reed Advisors Fund Complex.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	†	President of Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present)	84

Director of Guaranty State Bank & Trust Co. (financial services) (1985 to present); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2010); Trustee of Advisors Fund Complex (49 portfolios overseen)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	†	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	35	None

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	†	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Director, Graymark HealthCare (2008 to present); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	84	Director and Shareholder, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewborne Family Support Organization (2006 to present) (non-profit); Trustee of Advisors Fund Complex (49 portfolios overseen)
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	†	Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989) including Executive Committee Member (1988-1989); Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Sole Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (hunting, fishing, outdoor recreation, lodging and corporate retreats) (1995 to present)	35	Director, Thomas Foundation for Cancer Research

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Funds Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	†	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Professor of Business Administration, University of Missouri at Kansas City (until 2003); formerly, Dean, Bloch School of Business (1980-1986), Vice Chancellor (1988-1991), Chancellor (1992-1999); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	84	Trustee of Advisors Fund Complex (49 portfolios overseen)
Michael G. Smith 920 York Road Suite 350 Hinsdale IL 60521 1944	Trustee	†	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	35

Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (29 portfolios overseen); Director, d-bx Target Date Funds; Chairman, CTMG, Inc. (clinical testing)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	†	Retired; formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	35	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit)

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Interested Trustee
Henry J. Herrmann* 6300 Lamar Avenue Overland Park, KS 66202 1942	President Trustee	†	Chairman of WDR (January 2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of IICO (2002 to present); President, CEO and Chairman of Waddell & Reed Investment Management Company (“WRIMCO”) (1993 to present); President and Trustee of each of the funds in the Fund Complex	84	Director of WDR, IICO, WRIMCO, Waddell & Reed Services Company and Waddell & Reed, Inc.; Trustee of each of the funds in the Advisors Fund Complex (49 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City

*	Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of WDR or its wholly owned subsidiaries, including IICO, the Fund’s investment adviser.
†	Each Trustee is generally expected to serve a term as set forth under “Composition of the Board of Trustees.” Each Trustee has served as a Trustee of the Fund since the Fund’s inception.

Trustee Qualifications

Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Jarold W. Boettcher. Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher also serves as a board member to another mutual fund complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee to the Ivy Trust.

James D. Gressett. Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Ivy Trust.

Joseph Harroz Jr. Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz also serves as a board member to another mutual fund complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Ivy Trust.

Henry J. Herrmann. Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Trust and as an officer and member of the boards of other mutual funds. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Ivy Trust.

Glendon E. Johnson, Jr. Mr. Johnson practiced law for over thirty years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee of the Ivy Trust.

Eleanor B. Schwartz. Ms. Schwartz has served on the board of directors of numerous charitable foundations and closely held corporations. She has been a professor of business administration for several universities. Ms. Schwartz also has written books and other publications on the subjects of management and business administration. Ms. Schwartz holds an M.B.A. degree and D.B.A degree from Georgia State University. Ms. Schwartz also serves as a board member to another mutual fund complex. The Board concluded that Ms. Schwartz is suitable to act as Trustee because of her extensive academic background, her service on other corporate and charitable boards and the length of her service as a Trustee to the Ivy Trust.

Michael G. Smith. Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Ivy Trust.

Edward M. Tighe. Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Ivy Trust.

The Board’s Leadership Structure

The Fund is governed by its Board, which currently is comprised of eight individuals Trustees. The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and has delegated to them the management of the day-to-day operations of the Fund based on policies adopted by the Board, with general oversight by the Board.

The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the trustees in each class to hold office until their successors are elected and qualified. At each succeeding annual meeting of shareholders, the successors to the class of trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Seven members of the Board are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested board member of the Fund. An interested person of the Fund includes any person who is otherwise affiliated with the Fund or a service provider to the Fund, such as IICO, the Fund’s investment adviser. The Board believes that having a majority of Independent Trustees is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring management’s corporate and financial viewpoint is an important element in the Board’s decision-making process.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, or until he or she dies, resigns, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or removal. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board will hold four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also will hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s consideration of the Fund’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure that includes three committees: the Audit Committee, Governance Committee and Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board will annually evaluate its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, discount risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and will periodically review, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, IICO and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also will oversee risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.

Senior officers of the Fund, senior officers of IICO, and its affiliated companies (collectively, “Waddell & Reed”), and the Fund’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also will regularly receive reports from IICO with respect to the investments and securities trading of the Fund, reports from Fund management personnel regarding valuation procedures and reports from the Valuation Committee regarding the valuation of particular securities. In addition to regular reports from Waddell & Reed, the Board also will receive reports regarding other service providers to the Trust, either directly or through Waddell & Reed or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board will receive a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board will receive reports, presentations and other information from Waddell & Reed.

Senior officers of the Fund and senior officers of Waddell & Reed also will report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. Waddell & Reed compliance personnel also report regularly to the Audit Committee. In addition, the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees will meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Officers of the Fund

The following information relates to the executive officers of the Fund who are not Trustees. Fund officers receive no compensation from the Fund but may also be officers or employees of the Adviser and may receive compensation in such capacities.

Name, Year of Birth and Address(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Executive Officers
Mara D. Herrington 1964	Vice President Secretary	†	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	†

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	†	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex
Wendy J. Hills 1970	Vice President General Counsel Assistant Secretary	†

Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of WRIMCO and IICO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004 to 2014); Senior Vice President, Secretary and Associate General Counsel of WRIMCO and IICO (2007 to 2014); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund complex (2014 to present)

Philip A. Shipp 1969	Assistant Secretary	†	Assistant Secretary of each of the funds in the Fund Complex (2012 to present)

(1)	The business address of each officer is 6300 Lamar Avenue, Overland Park KS 66202.
†	Each Officer has served as an Officer of the Fund since the Fund’s inception. Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Board Committees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. All committee members are Independent Trustees with the exception of Mr. Herrmann. The respective duties and current memberships of the standing committees are:

Audit Committee

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm.

The Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of the Adviser and the Board. The Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett.

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

Executive Committee

The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr.

Governance Committee

The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Glendon E. Johnson, Jr. (Chair), Eleanor B. Schwartz and Michael G. Smith.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by Waddell & Reed Services Company, the accounting and administrative services agent for funds in the Ivy Trust, and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent to the attention of Mara Herrington, Secretary of the Fund, at 6300 Lamar Avenue, Overland Park, Kansas 66202.

Trustee Beneficial Ownership of Securities

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund and the Ivy Trust
Jarold W. Boettcher	None	Over $100,000
James D. Gressett	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Glendon E. Johnson, Jr.	None	Over $100,000
Eleanor B. Schwartz	None	Over $100,000
Michael G. Smith	None	Over $100,000
Edward M. Tighe	None	Over $100,000

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund and the Ivy Trust
Henry J. Herrmann	None	Over $100,000

Board Meetings

It is the Fund’s policy to encourage Trustees to attend annual meetings. Two (2) regular meetings and one (1) special meeting of the Board were held during the fiscal year ended September 30, 2013.

Two (2) meetings of the Audit Committee were held during the fiscal year ended September 30, 2013. The Governance Committee did not meet during the fiscal year ended September 30, 2013 holding its first meeting on November 11, 2013.

During the fiscal year ended November 30, 2013, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Trustee Compensation

The fees and expenses of the trustees of the Fund, including for the Fund’s organizational meeting, are paid by the Fund. It is estimated under current compensation arrangements that the Independent Trustees will receive from the Fund the amounts set forth below for the Fund’s first full fiscal year. The current compensation arrangements are subject to review from time to time based on, among other things, the complexity and number of funds in the fund complex that is comprised of the Ivy Trust and the Fund, and their aggregate asset level.

Independent Trustees	Estimated Compensation from the Fund(1)	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members(2)
Jarold W. Boettcher	$10,000	$192,250(3)
James D. Gressett	$10,000	$192,250
Joseph Harroz, Jr.(4)	$10,000	$229,500(3)
Glendon E. Johnson, Jr.	$10,000	$192,250
Eleanor B. Schwartz	$10,000	$186,250(3)
Michael G. Smith	$10,000	$186,250
Edward M. Tighe	$10,000	$192,250

Independent Trustees	Estimated Compensation from the Fund(1)	Aggregate Compensation from the Fund and the Ivy Trust Paid to Board Members(2)
Henry J. Herrmann	None	None

(1)	Based on the estimated compensation to be earned by the Trustees for the period ending September 30, 2014, representing the Fund’s first fiscal year, for services to the Fund.
(2)	No pension or retirement benefits have been accrued as a part of Fund expenses.
(3)	Messrs. Boettcher and Harroz, and Ms. Schwartz also receive compensation for their service as trustees to the Advisors Fund Complex, which was $172,000, $191,000 and $181,000, respectively, for the calendar period ended March 31, 2014.
(4)	Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For 2013 and 2014, this fee is $37,250, assuming that the Board meets four times during the year.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRUSTEE NOMINEES NAMED IN THIS PROXY STATEMENT.

Additional Information

Investment Adviser

IICO serves as the Fund’s investment adviser. IICO is a wholly-owned subsidiary of WDR and is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Administrator

Waddell & Reed Services Company, located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, serves as the Fund’s administrator.

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on June 20, 2014 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

For purposes of the election of Trustees, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of Trustees.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold the Fund’s common shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their common shares on the election of the Trustees. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of Trustees is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Proxy Solicitation

The Fund’s officers and employees of the Adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche“) has been selected as the Fund’s independent registered public accounting firm, to audit the accounts of the Fund for and during the fiscal year ended September 30, 2013. Representatives of Deloitte & Touche are not expected to attend the Annual Meeting. The Fund does not know of any direct or indirect financial interest of Deloitte & Touche in the Fund.

Audit Fees. Fees included in the audit fees category are those associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. For the Fund’s most recently completed fiscal year, the aggregate fees billed to the Fund by Deloitte & Touche for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex A. All of the audit services for the fiscal year ended September 30, 2013 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

Audit-Related Fees. Fees included in the audit-related fees category refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the audit. There were no fees billed by Deloitte & Touche for the fiscal year ended September 30, 2013 for assurance and related services reasonably related to the performance of the audit of such Fund’s annual financial statements.

Tax Fees. Fees included in the tax fees category refer to professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning. There were no fees billed by Deloitte & Touche for the fiscal year ended September 30, 2013 for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. Fees included in the all other fees category consist of service related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund. There were no fees billed by Deloitte & Touche for the fiscal year ended September 30, 2013 for services rendered to the Fund other than audit fees as described above.

Audit Committee’s Pre-Approval Policies and Procedures. The Fund’s Audit Committee pre-approves all audit services to be provided by the Fund’s independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Fund by the Fund’s independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit

Committee approves the provision of such non-audit services prior to the completion of the audit. The Audit Committee pre-approves all non-audit services to be provided performed for IICO, the Fund’s investment advisor, by the Fund’s independent registered accounting firm (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Fund for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit. No services performed by Deloitte & Touche for the fiscal year ended September 30, 2013 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions waiver of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of the record date, based upon the Fund’s review of filings of Schedule 13D and Schedule 13G filed in respect of the Fund’s common shares no investor has reported beneficial ownership of more than 5% of the Fund’s outstanding common shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on July 31, 2014

This Proxy Statement, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the internet at https://www.proxy-direct.com/ivh-25768. These Proxy Materials will be available on the internet through the day of the Annual Meeting.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent Annual Report or Semi-Annual Report, which have previously been mailed to shareholders, upon request, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the internet at www.ivyfunds.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, IICO, the Fund’s investment adviser, affiliated persons of IICO, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. To the Fund’s knowledge, all required Section 16 filings were timely and correctly made by reporting persons during the Fund’s most recently completed fiscal year except that due to error, the following affiliated persons of IICO did not timely file a Form 3 Initial Statement of Beneficial Ownership of Securities: Michael L. Avery, Thomas W. Butch, Ryan C. Casey, Bryan Krug, Kristen A. Richards, Richard Starks, II, Mira Stevovich, Michael D. Strohm, John E. Sundeen, Jr. and Cory A. Williams.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s annual meeting of shareholders in 2015 is March 2, 2015. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no later than May 16, 2015. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s Bylaws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shareholder present in person or by proxy at the Annual Meeting, or by the chairman of the meeting.

By order of the Board,

Mara D. Herrington

Vice President and Secretary

June 27, 2014

ANNEX A

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountants

Fiscal Year ended September 30, 2013

		Non-Audit Fees
Fiscal Year End*	Audit Fees	Audit Related	Tax	Other	Total Non-Audit	Total
9/30/13	$60,000	$0	$0	$0	$0	$60,000

* The Fund commenced operations on May 28, 2013.

APPENDIX A

REPORT OF THE AUDIT COMMITTEE OF IVY HIGH INCOME OPPORTUNITIES FUND

The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, and in accordance with Rule 32a-4 under the Investment Company Act of 1940, as amended, the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Fund’s Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the independent auditors and reviewing with the Fund’s independent auditors the scope and results of the Fund’s annual audit. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor for the Fund is responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on November 7 and November 12, 2013 to review the Fund’s audited financial statements for the fiscal year ended September 30, 2013. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and independent auditors, Deloitte and Touche LLP (“Deloitte”). The Audit Committee has discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from Deloitte required by the applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant communications with audit committees concerning the accountants’ independence. The Audit Committee also has discussed with Deloitte its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte. Each member of the Audit Committee is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended, and has been determined to meet the independence requirements of NYSE.

A-1

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2013.

The members of the Audit Committee are:

Jarold W. Boettcher

James D. Gressett

Edward M. Tighe

November 12, 2013

A-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 6300 Lamar Avenue Overland Park, Kansas 66202 on July 31, 2014

Please detach at perforation before mailing.

PROXY	IVY HIGH INCOME OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 31, 2014	PROXY

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of Ivy High Income Opportunities Fund (the “Fund”) hereby appoints Mara D. Herrington and Philip A. Shipp, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 20, 2014, at the Annual Meeting of Shareholders of the Fund to be held at the principal executive offices of the Fund, 6300 Lamar Avenue, Overland Park, Kansas 66202, on Thursday, July 31, 2014, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name appears hereon and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

Signature and Title, if applicable

Signature (if held jointly)

Date	IVH_25768_062014

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on July 31, 2014.

The Proxy Statement and Proxy Card for this meeting are available at:

www.proxy-direct.com/ivh-25768

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

The Board of Trustees recommends a vote “FOR” the following nominees.

1.	Election of Trustees:			FOR	WITHHOLD	FOR ALL
				ALL	ALL	EXCEPT
	01. James D. Gressett	02. Joseph Harroz, Jr.	03. Glendon E. Johnson, Jr.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

IVH_25768_062014